Supplement dated March 28, 2024,

to the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus

dated May 1, 2023, for the Protective Executive Benefits Registered VUL policies issued by
Protective Life Insurance Company
Protective COLI VUL

Supplement dated March 28, 2024,
to the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus
dated May 1, 2023, for the Protective Executive Benefits Registered VUL NY polices issued by
Protective Life and Annuity Insurance Company
Protective NY COLI VUL

This Supplement amends certain information in your variable life insurance policy prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

The Board of Directors of Empower Funds, Inc. approved the liquidation of the Empower Government Money Market Fund (the “Fund”). It is anticipated that the liquidation will take place on or about June 14, 2024 (the “Liquidation Date”). As of that date, the Fund will no longer be available as a Sub-Account under the Policy. The Fund will be closed to new investors on or about May 14, 2024, however, the Fund will continue to accept purchases from existing shareholders until one business day before the Liquidation Date.

Policy Value on the Date of Liquidation. If you have Variable Account Value allocated to the Empower Government Money Market Fund Sub-Account as of 3:00 P.M. Central Time on June 14, 2024, Protective Life Insurance Company (“Protective”) will automatically transfer that Variable Account Value to the Fidelity® VIP Government Money Market Portfolio – Service Class 2 (the “Money Market Sub-Account”). Following the transfer, you will receive a confirmation statement showing that the transfer has occurred, and the amount transferred. At or after 3:00 PM Central Time on June 13, 2024, premium and Variable Account Value may no longer be allocated or transferred into the Empower Government Money Market Fund Sub-Account. Any request we receive at or after 3:00 P.M. Central Time on June 13, 2024, for the allocation of premium or Variable Account Value to the Empower Government Money Market Fund Sub-Account will result in an allocation of such premium or Variable Account Value to the Money Market Sub-Account.

Transfer Rights. Under your Policy, you are permitted to transfer Variable Account Value among the Sub-Accounts (also referred to as “Investment Options”) currently available under your Policy. The currently available Sub-Accounts for your Policy can be located online at www.protective.com/productprospectus by selecting your Policy then “Investment Options.”

You may transfer from the Empower Government Money Market Fund Sub-Account to any other Sub-Account(s) from the date of this Supplement until the Liquidation Date without incurring a transfer fee or the transfer counting towards the number of free transfers permitted in any Policy Year. We will also not impose any transfer fee on any transfer from the Money Market Sub-Account after the Liquidation Date nor will we count any transfer out of the Money Market Sub-Account after the Liquidation Date for the purpose of determining how many free transfers may be permitted in any Policy Year.

We hope you find the enclosed information helpful. If you would like another copy of the current prospectus for any of the Funds available under the Policy, please call us at 800-265-1545. Fund prospectuses may also be found online at www.protective.com/productprospectus by selecting your Policy then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Liquidation Date. For your convenience, we have enclosed a transfer request form by which you can instruct us to transfer your Variable Account Value from the Empower Government Money Market Fund Sub-Account and/or the Money Market Sub-Account to other available Sub-Accounts. If you have any questions, please contact your financial representative, or call us at 800-265-1545.